UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

March 11, 2009

____________________________

DIAGNOSTIC IMAGING INTERNATIONAL CORP.

(Exact name of registrant as specified in charter)

NEVADA

(State or other Jurisdiction of Incorporation or Organization)

333-1364363	848 N. Rainbow Blvd. #2494 Las Vegas, Nevada 89107	98-0493698
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(603) 727-8613

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01  Change in Registrant’s Certifying Accountant.

On March 11, 2009 Diagnostic Imaging International Corp. (the “Company”) notified Robnett & Company LP (“Robnett”), the Company’s independent registered public accounting firm, that the Company engaged a new independent registered public accounting firm and thereby was terminating its relationship with Robnett.  The decision to change independent registered public accounting firms was approved by the Company’s Board of Directors.

Robnett had been the Company’s principal independent accountants and had reported on the years ended December 31, 2007 and 2006.  During the Company’s two most recent fiscal years ended December 31, 2007 and 2006 and through March 11, 2009, there were no disagreements between the Company and Robnett on any matter of accounting principles or practices, financial statement disclosure, or procedure, which disagreements, if not resolved to the satisfaction of Robnett would have caused it to make a reference to the subject matter of the disagreements in connection with their review on the Company’s financial statements for such periods.  There were no reportable events (as described under Item 304(a)(1)(v) of Regulation S-K) during the Company’s two most recent fiscal years ended December 31, 2007 or 2006, or the interim period through March 11, 2009.

The Company has provided Robnett with a copy of this disclosure and requested that Robnett furnish the Company with a  letter addressed to the Securities and Exchange Commission stating whether it agrees of disagrees with the statements by the Company in this Current Report on Form 8-K.

On March 11, 2009, the Company engaged M&K CPA’s PLLC (“M&K”) as its new independent registered public accounting firm.  The engagement of M&K was approved by the Company’s Board of Directors.  During the Company’s two most recent fiscal years ended December 31, 2008 and December 31, 2007 and through March 11, 2009, neither the Company nor anyone acting on its behalf consulted with M&K regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed;  or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that M&K concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Diagnostic Imaging International Corp.

(Registrant)

Date:  March 11, 2009

By:    /s/ Richard Jagodnik

Richard Jagodnik, Chief Executive Officer

3